UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction

of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2015, Lazard Ltd (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2015. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2015, the Company held its 2015 Annual General Meeting of Shareholders, at which shareholders (i) voted upon the election of Andrew M. Alper, Ashish Bhutani, Steven J. Heyer and Sylvia Jay to the Board of Directors for a three-year term expiring in 2018; (ii) voted, on a non-binding advisory basis, upon a resolution regarding executive compensation; and (iii) voted upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration.

The shareholders elected all four directors, approved, in a non-binding advisory vote, the resolution regarding executive compensation, and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter voted upon, as reported by our tabulation agent, Computershare, Inc., is set forth below.

		For	Withheld	Abstain		Broker Non-Votes
1.	Election of Directors:
	Andrew M. Alper	95,109,687	487,457		*	21,092,041
	Ashish Bhutani	94,837,392	759,752		*	21,092,041
	Steven J. Heyer	94,246,865	1,350,279		*	21,092,041
	Sylvia Jay	94,457,192	1,139,952		*	21,092,041

		For	Against	Abstain		Broker Non-Votes
2.	A non-binding advisory vote regarding executive compensation	92,503,943	2,003,163	1,967,355		21,092,041

		For	Against	Abstain		Broker Non-Votes
3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration	116,176,365	958,176	431,961		0

*	Not applicable

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Managing Director and General Counsel

Dated: April 23, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 23, 2015.